DELAWARE VIP(R) TRUST

Delaware VIP Cash Reserve Series
(the "Series")

Supplement to the Series' Service Class Prospectus
dated April 29, 2008

Effective February 19, 2009, (1) the Series' investment manager has voluntarily agreed to reduce its investment advisory fee and pay/or reimburse expenses by 0.25% to prevent the Series' total annual fund operating expenses (excluding Distribution and service (12b-1) fees) from exceeding 0.39%, and (2) the Series' distributor has voluntarily agreed to waive all of its 12b-1 fees. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time. This supplement supersedes the supplement dated February 19, 2009.

The following chart replaces the information for "Annual Series operating expenses" in the section entitled, "What are the Series' fees and expenses?" on page 4 of the Series' prospectus.

Annual Series operating expenses are deducted from the Series' assets.	CLASS	SERVICE
	Management fees[1]	0.45%
	Distribution and service (12b-1) fees[2]	0.30%
	Other expenses	0.19%
	Total annual fund operating expenses	0.94%
	Fee waivers and payments	0.05%
	Net expenses	0.89%

1 The investment manager (Manager) has voluntarily agreed to indefinitely waive all or a portion of its investment advisory fees and/or reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) in order to prevent total annual fund operating expenses from exceeding 0.39% of the Series' average daily net assets. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Series' Board of Trustees (Board) and the Manager. This expense waiver and reimbursement may be discontinued at any time because they are voluntary, and apply only to expenses paid directly by the Series. The effect of the voluntary waivers is not reflected in the above expense table.

The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the Manager's voluntary waiver and reimbursement and the Distributor's (as defined below) fee waivers described in note 2 below.

Annual fund operating expenses including all waivers and reimbursements in effect for Service Class shares.

CLASS	SERVICE
Management fees	0.45%
Distribution and service (12b-1) fees	0.30%
Other expenses	0.19%
Total annual fund operating expenses	0.94%
Fee waivers and payments	0.55%
Net expenses	0.39%

2 Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from May 1, 2008 through April 30, 2009. The Distributor has also voluntarily agreed to indefinitely waive the remaining 0.25% of the Service Class' 12b-1 fees. This voluntary expense waiver may be discontinued at any time because it is voluntary.

Please keep this Supplement for future reference.

This Supplement is dated February 20, 2009.